                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

[ ]  Preliminary proxy statement.         [ ]  Confidential, for use of the
                                               Commission only (as permitted by
                                               Rule 14a-6(e)(2)).
[X]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting material under Rule 14a-12.

                         Diamond Offshore Drilling, Inc.
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Check the appropriate box:

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                  Diamond Logo

                        DIAMOND OFFSHORE DRILLING, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 2002

To the Stockholders of
Diamond Offshore Drilling, Inc.:

     NOTICE IS HEREBY GIVEN THAT the 2002 Annual Meeting of Stockholders of Diamond Offshore Drilling, Inc., a Delaware corporation (the "Company"), will be held at The Regency Hotel, 540 Park Avenue, New York, New York 10021 on Tuesday, May 21, 2002 at 11:30 a.m., local time (the "Annual Meeting") for the following purposes:

          (1) To elect eight directors, each to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal;

          (2) To ratify the appointment of independent certified public accountants for the Company and its subsidiaries; and

          (3) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Company has fixed the close of business on March 25, 2002 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Stockholders who execute proxies solicited by the Board of Directors of the Company retain the right to revoke them at any time; unless so revoked, the shares of common stock represented by such proxies will be voted at the Annual Meeting in accordance with the directions given therein. If a stockholder does not specify a choice on such stockholder's proxy, the proxy will be voted FOR the nominees for director named in the attached Proxy Statement and FOR the ratification of the appointment of the independent certified public accountants for the Company and its subsidiaries named in such Proxy Statement. The list of stockholders of the Company may be examined at the executive offices of the Company at 15415 Katy Freeway, Suite 100, Houston, Texas 77094.

     Further information regarding the Annual Meeting is set forth in the attached Proxy Statement.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED POSTPAID ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND PREFER TO VOTE YOUR SHARES IN PERSON.

                                          By Order of the Board of Directors

                                          Sincerely,

                                          /s/ WILLIAM C. LONG
                                          WILLIAM C. LONG
                                          Vice President, General Counsel and
                                          Secretary

April 11, 2002
15415 Katy Freeway
Houston, Texas 77094

                                   (DIAMOND)

                                PROXY STATEMENT

                        DIAMOND OFFSHORE DRILLING, INC.

                    FOR 2002 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 2002

     This Proxy Statement is being furnished to stockholders of Diamond Offshore Drilling, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from such stockholders for the 2002 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on May 21, 2002 and any adjournments and postponements thereof. Shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), represented by a properly executed proxy in the accompanying form will be voted at the Annual Meeting. The proxy may be revoked at any time before its exercise by sending written notice of revocation to William C. Long, Corporate Secretary, Diamond Offshore Drilling, Inc., 15415 Katy Freeway, Houston, Texas 77094, or by signing and delivering a proxy which is dated later, or, if the stockholder attends the Annual Meeting in person, by giving notice of revocation to the Inspector(s) of Election (as hereinafter defined) at the Annual Meeting.

     The Company has fixed the close of business on March 25, 2002 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On that date there were outstanding and entitled to vote 131,553,155 shares of Common Stock, which is the Company's only class of voting securities. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted in determining whether a quorum is present. Each stockholder is entitled to one vote for each share of Common Stock held of record. A plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. Accordingly, the eight nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for election by the holders of record of Common Stock on the Record Date shall be the duly elected directors upon completion of the vote tabulation at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of all other items being submitted to the stockholders for their consideration. Abstentions will be considered present for purposes of calculating the vote, but will not be considered to have been voted in favor of the matter voted upon, and broker non-votes will not be considered present for purposes of calculating the vote.

     Votes will be tabulated by ADP Investor Communication Services, and the results will be certified by one or more inspectors of election who are required to resolve impartially any interpretive questions as to the conduct of the vote (the "Inspector(s) of Election"). In tabulating votes, a record will be made of the number of shares voted for each nominee or other matter voted upon, the number of shares with respect to which authority to vote for that nominee or such other matter has been withheld, and the number of shares held of record by broker-dealers and present at the Annual Meeting but not voting.

     This Proxy Statement is expected to be first mailed or delivered to stockholders of the Company entitled to notice of the Annual Meeting on or about April 22, 2002.

     The date of this Proxy Statement is April 11, 2002.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The table below sets forth certain information with respect to each person or entity known by the Company to be the beneficial owner of 5% or more of the outstanding shares of Common Stock (based upon Schedule 13D and Schedule 13G filings by such persons with the Securities and Exchange Commission (the "Commission")). The percentages are calculated based on the amount of outstanding securities as of March 25, 2002, excluding securities held by or for the account of the Company.

                               NAME AND ADDRESS OF            AMOUNT AND NATURE OF   PERCENT
TITLE OF CLASS                  BENEFICIAL OWNER              BENEFICIAL OWNERSHIP   OF CLASS
--------------                 -------------------            --------------------   --------
Common Stock........  Loews Corporation                          70,100,000(1)        53.3%
                      667 Madison Avenue
                      New York, NY 10021-8087
Common Stock........  Merrill Lynch & Co., Inc.(2)                7,827,096(2)         5.9%
                      World Financial Center, North Tower
                      250 Vesey Street
                      New York, NY 10381

---------------

(1) Loews Corporation ("Loews") has sole investment power and sole voting power over the shares.

(2) Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers) has shared investment power and shared voting power over the shares.

     Because Loews holds more than a majority of the outstanding shares of Common Stock of the Company, Loews has the power to approve matters submitted for consideration at the Annual Meeting without regard to the votes of the other stockholders. The Company understands that Loews intends to vote FOR the election of management's nominees for the Board of Directors and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors. There are no agreements between the Company and Loews with respect to the election of directors or officers of the Company or with respect to the other matters which may come before the Annual Meeting.

                 SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

     The following table shows the amount and nature of beneficial ownership of the Common Stock and of the common stock, par value $1.00 per share, of Loews ("Loews Common Stock") beneficially owned by each director of the Company, each Named Executive Officer (as hereinafter defined) of the Company and all directors and executive officers of the Company as a group, as of March 25, 2002. All directors and executive officers of the Company individually and as a group own less than 1% of the Common Stock of the Company. None of the directors or executive officers of the Company owns any shares of Loews's Carolina Group Stock. Except as otherwise noted, the named beneficial owner has sole voting power and sole investment power with respect to the number(s) of shares shown below.

                                                COMPANY         LOEWS        % OF LOEWS
NAME OF BENEFICIAL OWNER                      COMMON STOCK   COMMON STOCK   COMMON STOCK
------------------------                      ------------   ------------   ------------
James S. Tisch(1)...........................     21,250       2,940,500         1.5%
Lawrence R. Dickerson(2)....................     14,915               0           *
Alan R. Batkin(3)...........................      5,000               0           *
Herbert C. Hofmann(4).......................      4,500           9,300           *
Arthur L. Rebell(5).........................      4,500          12,250           *
William B. Richardson(6)....................      2,500               0           *
Michael H. Steinhardt(7)....................      4,000               0           *
Raymond S. Troubh(8)........................      9,000          10,000           *
Rodney W. Eads(9)...........................      3,750               0           *
David W. Williams(10).......................      9,235               0           *
John L. Gabriel, Jr.(11)....................      6,122               0           *
All Directors and Executive Officers as a
  Group(1)(2)(3)(4)(5)(6)(7)
  (8)(9)(10)(11)(12)........................     94,516       2,972,050         1.6%

---------------

  *  Less than 1% of the Loews Common Stock.

 (1) The number of shares of Company Common Stock includes 16,250 shares of Company Common Stock issuable upon the exercise of options granted under the Company's 2000 Stock Option Plan which are or will become exercisable within 60 days of March 25, 2002. The number of shares of Loews Common Stock includes 15,000 shares of Loews Common Stock issuable upon the exercise of options granted under the Loews Corporation 2000 Stock Option Plan which are currently exercisable. The number of shares of Loews Common Stock also includes 2,765,500 shares of Loews Common Stock held by trusts of which Mr. Tisch is the managing trustee and beneficiary. In addition, 100,000 shares of Loews Common Stock are held by a charitable foundation as to which Mr. Tisch has shared voting and investment power.

 (2) Includes 1,915 shares held by virtue of Mr. Dickerson's investment in Company Common Stock pursuant to the Retirement Plan (as hereinafter defined), in which he shares voting and investment power with his spouse. Also includes 13,000 shares of Company Common Stock issuable upon the exercise of options granted under the Company's 2000 Stock Option Plan which are or will become exercisable within 60 days of March 25, 2002.

 (3) Includes 4,000 shares of Company Common Stock issuable upon the exercise of options granted under the Company's 2000 Stock Option Plan which are or will become exercisable within 60 days of March 25, 2002. In addition, 1,000 shares of Company Common Stock are held by Mr. Batkin in which he shares voting and investment power with his spouse.

 (4) Includes 4,000 shares of Company Common Stock issuable upon the exercise of options granted under the Company's 2000 Stock Option Plan which are or will become exercisable within 60 days of March 25, 2002. The number of shares of Loews Common Stock represents 9,300 shares of Loews

     Common Stock issuable upon the exercise of options granted under the Loews Corporation 2000 Stock Option Plan which are currently exercisable.

 (5) Includes 4,000 shares of Company Common Stock issuable upon the exercise of options granted under the Company's 2000 Stock Option Plan which are or will become exercisable within 60 days of March 25, 2002. The number of shares of Loews Common Stock includes 11,250 shares of Loews Common Stock issuable upon the exercise of options granted under the Loews Corporation 2000 Stock Option Plan which are currently exercisable.

 (6) Includes 2,500 shares of Company Common Stock issuable upon the exercise of options granted under the Company's 2000 Stock Option Plan which are or will become exercisable within 60 days of March 25, 2002.

 (7) Includes 4,000 shares of Company Common Stock issuable upon the exercise of options granted under the Company's 2000 Stock Option Plan which are or will become exercisable within 60 days of March 25, 2002.

 (8) Includes 4,000 shares of Company Common Stock issuable upon the exercise of options granted under the Company's 2000 Stock Option Plan which are or will become exercisable within 60 days of March 25, 2002.

 (9) Includes 3,750 shares of Company Common Stock issuable upon the exercise of options granted under the Company's 2000 Stock Option Plan which are or will become exercisable within 60 days of March 25, 2002.

(10) Includes 1,110 shares held by virtue of Mr. Williams' investment in Company Common Stock pursuant to the Retirement Plan, in which he shares voting and investment power with his spouse. Also includes 8,125 shares of Company Common Stock issuable upon the exercise of options granted under the Company's 2000 Stock Option Plan which are or will become exercisable within 60 days of March 25, 2002.

(11) Includes 1,247 shares held by virtue of Mr. Gabriel's investment in Company Common Stock pursuant to the Retirement Plan, in which he shares voting and investment power with his spouse. Also includes 4,875 shares of Company Common Stock issuable upon the exercise of options granted under the Company's 2000 Stock Option Plan which are or will become exercisable within 60 days of March 25, 2002.

(12) The number of shares of Company Common Stock owned by all directors and executive officers as a group includes 1,618 shares of Company Common Stock beneficially owned, as of March 25, 2002, and 8,125 shares of Company Common Stock issuable upon the exercise of options granted under the Company's 2000 Stock Option Plan which are or will become exercisable within 60 days of March 25, 2002 by executive officers of the Company who are not Named Executive Officers. See "Executive Compensation." Investment and voting power with respect to shares owned by Mr. Krenek, Vice President and Chief Financial Officer, is shared with that executive officer's spouse.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, file initial reports of ownership and reports of changes in ownership of the Company's equity securities with the Commission and the New York Stock Exchange. Executive officers, directors and greater than ten percent beneficial owners are required by Commission regulations to furnish the Company with copies of all
Section 16(a) reports they file. Based solely on a review of such reports furnished to the Company and written representations that no report on Form 5 was required for 2001, the Company believes that no director, executive officer or beneficial owner of more than ten percent of the Common Stock failed to file a Section 16(a) report on a timely basis during 2001.

                             ELECTION OF DIRECTORS

     The Company's Board of Directors consists of eight directors. All directors are elected annually to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier resignation or removal. The executive officers of the Company are elected annually by the Board of Directors to serve until the next annual meeting of the Board of Directors and until their successors are duly elected and qualified, or until their earlier death, resignation, disqualification or removal from office. Information with respect to the current directors of the Company is set forth below.

     The nominees for director are James S. Tisch, Lawrence R. Dickerson, Alan
R. Batkin, Herbert C. Hofmann, Arthur L. Rebell, William B. Richardson, Michael
H. Steinhardt, and Raymond S. Troubh. Each of the eight directors to be elected at the Annual Meeting will serve a term of one year to expire at the Company's 2003 annual meeting of stockholders.

     It is intended that the proxies received from holders of Common Stock, in the absence of contrary instructions, will be voted at the Annual Meeting for the election of Messrs. Tisch, Dickerson, Batkin, Hofmann, Rebell, Richardson, Steinhardt, and Troubh. Although the Company does not contemplate that any of the nominees will be unable to serve, decline to serve, or otherwise be unavailable as a nominee at the time of the Annual Meeting, in such event the proxies will be voted in accordance with the authority granted in the proxies for such other candidate or candidates as may be nominated by the Board of Directors.

     Further information concerning the nominees for election as directors at the Annual Meeting, including their business experience during the past five years, appears below.

                                                                           AGE AS OF
                                                                          JANUARY 31,   DIRECTOR
NAME                                            POSITION                     2001        SINCE
----                                            --------                  -----------   --------
James S. Tisch(1)..............  Chairman of the Board and Chief              49          1989
                                 Executive Officer
Lawrence R. Dickerson(1).......  Director, President and Chief                49          1998
                                 Operating Officer
Alan R. Batkin(2)..............  Director                                     57          1999
Herbert C. Hofmann(1)..........  Director                                     59          1992
Arthur L. Rebell...............  Director                                     60          1996
William B. Richardson..........  Director                                     54          2001
Michael H. Steinhardt(2).......  Director                                     61          1997
Raymond S. Troubh(2)...........  Director                                     75          1995

---------------

(1) Member, Executive Committee of the Board of Directors

(2) Member, Audit Committee of the Board of Directors

     James S. Tisch has served as Chief Executive Officer of the Company since March 1998. Mr. Tisch has served as Chairman of the Board since November 1995 and as a director of the Company since June 1989. Mr. Tisch has served as President and Chief Executive Officer of Loews, a diversified holding company, since January 1999 and, prior thereto, as President and Chief Operating Officer of Loews from 1994. Mr. Tisch, a director of Loews since 1986, also serves as a director of CNA Financial Corporation, an 89% owned subsidiary of Loews, and serves as a director of Vail Resorts, Inc. and BKF Capital Group Inc.

     Lawrence R. Dickerson has served as President, Chief Operating Officer and a director of the Company since March 1998. Previously, Mr. Dickerson served as Senior Vice President of the Company from April 1993. Mr. Dickerson has also served on the United States Commission on Ocean Policy since 2001.

     Alan R. Batkin has served as a director of the Company since July 1999. Mr. Batkin has served as Vice Chairman of Kissinger Associates, Inc. since 1990. Mr. Batkin also serves as a director of Overseas Shipholding Group, Inc., Hasbro, Inc., and Schweitzer-Mauduit International, Inc.

     Herbert C. Hofmann has served as a director of the Company since January 1992. Mr. Hofmann has served as Senior Vice President of Loews since January 1992. He has served as President and Chief Executive Officer of Bulova Corporation, a 97% owned subsidiary of Loews, which distributes and sells watches and clocks, since 1989.

     Arthur L. Rebell has served as a director of the Company since July 1996. Mr. Rebell has served as Senior Vice President of Loews since June 1998. Mr. Rebell served as a Managing Director of Strategic Management Company LLC from August 1997 until May 1998. He served as a Managing Director of Highview Capital Corporation from February 1997 to May 1997 and was a Professor of Mergers & Acquisitions at New York University's Stern Graduate School of Business from 1996 to 1998. Prior to February 1997, he served as a Managing Director of Schroder & Co. Inc. for more than five years.

     William B. Richardson has served as a director of the Company since March 2001. Mr. Richardson has served as Senior Managing Director of Kissinger McLarty Associates since June 2001 and was self-employed from February 2001 to June 2001. Mr. Richardson served as U.S. Secretary of Energy from August 1998 to January 2001. Prior to becoming Secretary of Energy, he served as U.S. Ambassador to the United Nations from February 1997 to August 1998 and as the U.S. Congressman representing New Mexico from January 1983 to February 1997. Mr. Richardson also serves as a director of Valero Energy Corporation, City National Bank, Peregrine Systems, Inc., TerraSolar Inc and Veneco, Inc.

     Michael H. Steinhardt has served as a director of the Company since December 1997. Since December 1995, Mr. Steinhardt has been a Managing Member in Steinhardt Management LLC. Prior thereto, he was Managing Partner of Steinhardt Partners L.P., a hedge fund. Mr. Steinhardt also serves as a director of Wharton School, University of Pennsylvania, Wildlife Conservation Society, Dalton School, Tel Aviv University, Israel Museum, Brandeis University and New York University.

     Raymond S. Troubh has served as a director of the Company since November 1995. Mr. Troubh is a financial consultant, a former Governor of the American Stock Exchange and a former general partner of Lazard Freres & Co., an investment banking firm. Mr. Troubh also serves as a director of ARIAD Pharmaceuticals, Inc., General American Investors Company, Gentiva Health Services, Inc., HealthNet Inc., Hercules Incorporated, Petrie Stores Liquidating Trust (Trustee), Starwood Hotels & Resorts (Trustee), Triarc Companies, Inc. and WHX Corporation. Mr. Troubh has served as a director of Enron Corp. since November 27, 2001, having been appointed after the events that led to its bankruptcy. He is co-author of the "Powers Report" which investigated those events.

                             DIRECTOR COMPENSATION

     Directors who are employees of the Company are not paid any fees or additional compensation for service as members of the Board of Directors or any committee thereof. Each director who is not an employee of the Company receives an award of an option to purchase 500 shares per quarter of the Company's Common Stock in accordance with the terms of the Company's 2000 Stock Option Plan. The options vest immediately and have a term of five years from the date of grant. The Chairman of the Audit Committee of the Board of Directors of the Company receives a retainer of $2,500 per annum, payable quarterly. Each director of the Company who is not an employee of the Company or any of its subsidiaries or of Loews or any other affiliated companies is paid a fee of $1,500 for attendance at each meeting of the Board of Directors and $1,000 for attendance at each meeting of the Audit Committee in addition to the reasonable costs and expenses incurred by such directors in relation to their services.

                       BOARD OF DIRECTORS AND COMMITTEES

BOARD OF DIRECTORS

     The Company's Board of Directors has eight members and two standing committees. During 2001, the Board of Directors held six meetings. Further information concerning the Board of Directors' standing committees appears below.

EXECUTIVE COMMITTEE

     The Executive Committee of the Board of Directors consists of three members, Mr. Tisch, Mr. Dickerson and Mr. Hofmann. The Executive Committee has all the powers and exercises all the duties of the Board of Directors in the management of the business of the Company that may lawfully be delegated to it by the Board of Directors. These powers and duties include, among other things, declaring a dividend, authorizing the issuance of stock, recommending to stockholders mergers or a sale of substantially all of the assets of the Company, providing advice and counsel to management of the Company, reviewing management's recommendations for significant changes to the organizational structure of the Company and recommending changes to the Board of Directors. During 2001, the Executive Committee took action by unanimous written consent on seven occasions and held one meeting.

AUDIT COMMITTEE

     The Audit Committee of the Board of Directors consists of three members, Mr. Batkin, Mr. Steinhardt and Mr. Troubh. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including review of the financial reports and other financial information of the Company, the Company's systems of internal accounting, the Company's financial controls, and the annual independent audit of the Company's financial statements. Directors who are affiliates of the Company or officers or employees of the Company or its subsidiaries or of Loews or any other affiliated companies are not qualified for Audit Committee membership. During 2001, the Audit Committee met five times.

     The Company's Board of Directors has adopted a written charter under which the Audit Committee operates (a copy of which, as currently in effect, is attached hereto as Exhibit A) and has determined that all members of the Committee are "independent" in accordance with the currently applicable rules of the New York Stock Exchange. The Company's management is responsible for its financial statements and reporting process, including its system of internal controls. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States.

     The information contained in this Proxy Statement with respect to the Audit Committee charter and the independence of the members of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

                             AUDIT COMMITTEE REPORT

     In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2001 with the Company's management and independent auditors. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. In addition, the Audit Committee has discussed with the independent auditors their independence in relation to the Company and its management, and the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

     The members of the Audit Committee are not experts in the fields of accounting or auditing, including matters relating to auditor independence, and rely without independent verification on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has applied appropriate accounting and financial reporting principles or internal controls and procedures, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the Company's financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent."

     Based on the review and discussions referred to above, the Audit Committee has recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission.

                              THE AUDIT COMMITTEE

                            Alan R. Batkin, Chairman
                             Michael H. Steinhardt
                               Raymond S. Troubh

     The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

ATTENDANCE AT MEETINGS

     Each director of the Company attended not less than 75% of the total number of meetings of the Board of Directors and committees of the Board of Directors on which that director serves, with the exception of Michael H. Steinhardt who attended approximately 64% of those meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the Company's fiscal year ended December 31, 2001, the Company had no compensation committee, although the Executive Committee of the Board of Directors performed certain similar functions with respect to the compensation and bonuses of the Company's executive officers. See "Board of Directors Report on Executive Compensation -- General," "-- Annual Cash Bonus Incentives" and "-- Compensation of the Chief Executive Officer." Decisions concerning compensation of executive officers were made during such fiscal year by persons who were members of the Company's Board of Directors, including James S. Tisch and Lawrence R. Dickerson, executive officers of the Company.

NOMINATING COMMITTEE

     During the Company's fiscal year ended December 31, 2001, the Company had no nominating committee or other committee of the Board of Directors performing similar functions.

                             EXECUTIVE COMPENSATION

     The following table shows for the years ended December 31, 2001, 2000 and 1999 the cash compensation paid by the Company, and a summary of certain other compensation paid or accrued for each such year, to its Chief Executive Officer and each of the Company's four other most highly compensated executive officers as of December 31, 2001 (collectively, the "Named Executive Officers") for service in all capacities with the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                                                    COMPENSATION
                                                                       AWARDS
                                                                    ------------
                                         ANNUAL COMPENSATION(1)      SECURITIES
                                       --------------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR    SALARY    BONUS(2)    OPTIONS(#)    COMPENSATION(3)
---------------------------            ----   --------   --------   ------------   ---------------
James S. Tisch.......................  2001   $300,000   $     --      18,750          $14,522
  Chairman of the Board and            2000    300,000         --      20,000           14,478
  Chief Executive Officer              1999    300,000         --          --           13,793
Lawrence R. Dickerson................  2001    472,500    210,000      15,000           29,505
  President and Chief Operating        2000    440,000    160,000      16,000           27,027
  Officer                              1999    395,000     75,000          --           24,156
David W. Williams....................  2001    393,750    175,000       9,375           24,855
  Executive Vice President             2000    368,750    125,000      10,000           23,358
                                       1999    337,500     50,000          --           20,269
Rodney W. Eads.......................  2001    292,778    125,000       3,750           18,820
  Senior Vice President --             2000    276,374     70,000       5,000           17,644
  Worldwide Operations                 1999    263,144     35,000          --           16,340
John L. Gabriel, Jr. ................  2001    275,943    130,000       5,625           17,101
  Senior Vice President --             2000    240,483     74,000       6,000           14,795
  Contracts and Marketing              1999    177,287    135,000          --           11,301

---------------

(1) Amounts exclude perquisites and other personal benefits because such compensation did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive Officer.

(2) Amounts include all deferred portions of bonuses based on service during the respective year indicated by the Named Executive Officers. See "Board of Directors Report on Executive Compensation -- Annual Cash Bonus Incentives."

(3) The amounts shown for 2001 include (i) the Company's 3.75% contribution under the Retirement Plan referred to below in the following amounts on behalf of the following Named Executive Officers: Mr. Tisch, $6,375; Mr. Dickerson, $6,375; Mr. Williams, $6,375; Mr. Eads, $6,375; and Mr. Gabriel, $6,375, (ii) the Company's matching contribution under the Retirement Plan referred to below in the following amounts on behalf of the following Named Executive Officers: Mr. Dickerson, $2,550; Mr. Williams, $2,550; Mr. Eads, $2,550; and Mr. Gabriel, $2,255, (iii) the Company's contributions for group term life insurance, spouse/dependent life insurance, and long-term disability insurance in the following amounts on behalf of the following Named Executive Officers: Mr. Tisch, $2,853; Mr. Dickerson, $2,853; Mr. Williams, $2,853; Mr. Eads, $2,802; and Mr. Gabriel, $2,704, (iv) the Company's contributions under the Deferred Compensation and Supplemental Executive Retirement Plan referred to below in the following amounts on behalf of the following Named Executive Officers: Mr. Tisch, $5,294; Mr. Dickerson, $17,727; Mr. Williams, $13,077; Mr. Eads, $7,093; and Mr. Gabriel, $5,767. In some cases, the total of the foregoing itemized amounts does not equal the corresponding aggregate amount set forth in the "All Other Compensation" column due to rounding.

     The Company maintains a defined contribution plan (the "Retirement Plan") designed to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), pursuant to which the Company contributes 3.75% of the participant's defined compensation and the Company matches 25% of the first 6% of each participant's compensation contributed. Participants are fully vested immediately upon enrollment in the plan. Up to 25% of the amount of such contributions to the Retirement Plan may be used by the participants to purchase shares of Common Stock of the Company.

     In addition, under the Company's Deferred Compensation and Supplemental Executive Retirement Plan, the Company contributes to participants any portion of the 3.75% of the base salary contribution and the matching contribution to the Retirement Plan that cannot be contributed because of the limitations within the Code and because of elective deferrals that the participant makes under the plan. Additionally, the plan provides that participants may defer up to 10% of base compensation and/or up to 100% of any performance bonus. Participants in this plan are a select group of management or highly compensated employees of the Company and are fully vested in all amounts paid into the plan.

                               STOCK OPTION PLAN

     On March 28, 2000, the Company adopted the Company's 2000 Stock Option Plan, which was approved by its stockholders on May 16, 2000. Under the terms of the plan, certain of the Company's employees, consultants and non-employee directors may be granted options to purchase Common Stock at no less than 100% of the fair market value of the Common Stock on the date the option is granted. The Stock Option Plan is administered by the Board of Directors. Such plan authorizes the issuance of options to acquire up to 750,000 shares of the Company's Common Stock, none of which had been exercised as of December 31, 2001. Unless otherwise specified by the Board of Directors at the time of the grant, stock options have a maximum term of ten years, subject to earlier termination under certain conditions, and vest in four equal, annual installments over four years.

     The following table shows for the year ended December 31, 2001 stock options granted by the Company to the Named Executive Officers.

                            OPTIONS GRANTED IN 2001

                                       NO. OF     % OF TOTAL
                                     SECURITIES    OPTIONS
                                     UNDERLYING   GRANTED TO   EXERCISE
                                      OPTIONS     EMPLOYEES    PRICE PER   EXPIRATION   PRESENT VALUE AT
NAME                                  GRANTED     IN 2001(1)     SHARE        DATE       GRANT DATE(2)
----                                 ----------   ----------   ---------   ----------   ----------------
James S. Tisch.....................    6,250         5.72%      $38.94      4/12/2011       $112,813
                                       6,250         5.72        33.51      7/02/2011         97,438
                                       6,250         5.72        24.60     10/01/2011         66,563
Lawrence R. Dickerson..............    5,000         4.57        38.94      4/12/2011         90,250
                                       5,000         4.57        33.51      7/02/2011         77,950
                                       5,000         4.57        24.60     10/01/2011         53,250
David W. Williams..................    3,125         2.86        38.94      4/12/2011         56,406
                                       3,125         2.86        33.51      7/02/2011         48,719
                                       3,125         2.86        24.60     10/01/2011         33,281
Rodney W. Eads.....................    1,250         1.14        38.94      4/12/2011         22,563
                                       1,250         1.14        33.51      7/02/2011         19,488
                                       1,250         1.14        24.60     10/01/2011         13,313
John L. Gabriel, Jr. ..............    1,875         1.72        38.94      4/12/2011         33,844
                                       1,875         1.72        33.51      7/02/2011         29,231
                                       1,875         1.72        24.60     10/01/2011         19,969

---------------

(1) This calculation is based on options to purchase a total of 109,300 shares of Common Stock granted to employees under the Company's 2000 Stock Option Plan during 2001.

(2) The per share weighted-average fair value of stock options granted during 2001 on April 12, July 2 and October 1 was $18.05, $15.59 and $10.65 per share, respectively. The fair value of each stock option granted was estimated on the date of grant using the Binomial Option Pricing Model. Assumptions used in the model included a weighted average risk-free interest rate of 4.52%, an expected life of options of six years, expected volatility of the Company's Common Stock price of 49% and an expected dividend yield on the Company's Common
     Stock of 1.64%.

                             YEAR END OPTION VALUES

                                                  NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                 UNDERLYING UNEXERCISED              IN-THE-MONEY
                                              OPTIONS AT DECEMBER 31, 2001   OPTIONS AT DECEMBER 31, 2001
                                              ----------------------------   ----------------------------
NAME                                          EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                                          -----------    -------------   -----------    -------------
James S. Tisch..............................     5,000          33,750            --           $36,250
Lawrence R. Dickerson.......................     4,000          27,000            --            29,000
David W. Williams...........................     2,500          16,875            --            18,125
Rodney W. Eads..............................     1,250           7,500            --             7,250
John L. Gabriel, Jr. .......................     1,500          10,125            --             8,700

              BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

GENERAL

     Recommendations regarding compensation of the Company's executive officers are prepared by the President and submitted to the Executive Committee of the Board of Directors for approval, except that the President does not participate in the preparation of recommendations, or the review, modification or approval thereof, with respect to his own compensation.

     The Company's compensation program is designed to enable the Company to attract, motivate and retain high-quality senior management by providing a competitive total compensation opportunity based on performance. Toward this end, the Company provides for competitive base salaries, annual variable performance incentives payable in cash, and stock options for the achievement of financial performance goals.

SALARIES

     Every salaried employee of the Company is assigned a salary grade at the commencement of employment pursuant to a system that considers objective criteria, such as the employee's level of financial responsibility and supervisory duties, and the education and skills required to perform the employee's functions; however, the assignment of an employee to a particular salary grade necessarily involves subjective judgments. Within each grade, salaries are determined within a range based solely on subjective factors such as the employee's contribution to the Company and individual performance. No fixed, relative weights are assigned to these subjective factors. On occasion, an officer's compensation will be fixed at a level above the maximum level for his or her salary grade in response to a subjective determination that the officer's compensation, if set at the maximum level for his or her grade, would be below the level merited by his or her contributions to the Company.

ANNUAL CASH BONUS INCENTIVES

     Annual cash bonus incentives may be awarded under the Diamond Offshore Management Bonus Program, which is intended to provide a means whereby certain selected officers and key employees of the Company may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and encourage the participants to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Executive Committee of the Company's Board of Directors is authorized to establish an annual bonus pool based on such committee's evaluation of the Company during the year relative to peer companies, the performance of the Company's share price and extraordinary events during the year. The Executive Committee did establish a bonus pool (the "Bonus Pool") for fiscal year 2001.

     The Executive Committee established the bonus payout from the Bonus Pool based upon corporate, group or individual performance, or a combination thereof, or such other subjective criteria as the Executive Committee considered appropriate. These bonuses for 2001 are payable in annual installments (25%, 15%, 15%, 15%, 15% and 15%) over the six calendar year period following 2001 for participants of salary grade 12 and above, and are payable in annual installments (50%, 25% and 25%) over the three calendar year period following 2001 for participants of salary grade 11 and below, and, with certain exceptions, are forfeited if not paid prior to termination of employment.

     The Competitor Group Index used in the total stockholder return comparison (see "Common Stock Performance Graph" below) is not used to determine any cash bonus incentives for executives of the Company or for purposes of the Diamond Offshore Management Bonus Program.

STOCK OPTION PLAN

     Stock options under the Company's 2000 Stock Option Plan may be granted to optionees selected from time to time by the Board of Directors. The purposes of the Stock Option Plan are to allow the Company and its subsidiaries to attract and retain qualified employees, consultants and non-employee directors, to motivate these individuals to achieve the Company's long-term goals and to reward them upon achievement of those goals. During 2001, 109,300 stock options were granted under the Stock Option Plan. All of these options were outstanding as of December 31, 2001.

     The Board of Directors has broad authority to administer and interpret the Stock Option Plan, including the authority to determine who will receive a grant and to determine the specific provisions of that grant. The Board of Directors also has the authority to accelerate the exercisability of an outstanding option and extend the option term of an outstanding option.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Decisions regarding compensation (salary and bonus) of the Company's Chief Executive Officer were made by members of the Board of Directors who were independent of management and not affiliated with the Company, its officers or employees of the Company or its subsidiaries or of Loews or any other affiliated companies. James S. Tisch did not participate in the preparation of recommendations, or the review, modification or approval thereof, with respect to his compensation. Such decision for 2001 was determined subjectively, and not necessarily tied to corporate performance, with consideration given to Mr. Tisch's level of responsibility and importance to the Company relative to other Company executives, his contributions to the successful implementation of significant strategic initiatives that are expected to benefit the Company in future years, including the Company's capital upgrade program and on-going rationalization of its rig fleet (purchases and sales). No fixed, relative weights were assigned to these subjective factors.

                             THE BOARD OF DIRECTORS

                            James S. Tisch, Chairman
                             Lawrence R. Dickerson
                                 Alan R. Batkin
                               Herbert C. Hofmann
                                Arthur L. Rebell
                             William B. Richardson
                             Michael H. Steinhardt
                               Raymond S. Troubh

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Prior to the initial public offering of the Common Stock in October 1995 (the "Initial Public Offering"), the Company was a wholly owned subsidiary of Loews, and in connection with the Initial Public Offering, the Company and Loews entered into agreements pursuant to which certain management, administrative and other services are provided by Loews to the Company and certain other obligations were assumed by the parties. These agreements were not the result of arm's length negotiations between the parties.

     Services Agreement. The Company and Loews entered into a services agreement effective upon consummation of the Initial Public Offering (the "Services Agreement") pursuant to which Loews agreed to continue to perform certain administrative and technical services on behalf of the Company. Such services include personnel, telecommunications, purchasing, internal auditing, accounting, data processing and cash management services, in addition to advice and assistance with respect to preparation of tax returns and obtaining insurance. Under the Services Agreement, the Company reimburses Loews for (i) allocated personnel costs (such as salaries, employee benefits and payroll taxes) of the Loews personnel actually providing such services and (ii) all out-of-pocket expenses related to the provision of such services. The Services Agreement may be terminated at the Company's option upon 30 days' notice to Loews and at the option of Loews upon six months' notice to the Company. In addition, the Company has agreed to indemnify and hold harmless Loews for all claims and damages arising from the provision of services by Loews under the Services Agreement, unless due to the gross negligence or willful misconduct of Loews. Under the Services Agreement, the Company paid Loews approximately $270,180 for services performed by Loews in 2001.

     Registration Rights Agreement. Under a Registration Rights Agreement dated as of October 16, 1995 (the "Registration Rights Agreement"), as amended, between the Company and Loews, the Company, subject to certain limitations, will file, upon the request of Loews, one or more registration statements under the Securities Act of 1933, as amended, subject to a maximum of three such requests, in order to permit Loews to offer and sell any Common Stock that Loews may hold. Loews will bear the costs of any such registered offering, including any underwriting commissions relating to shares it sells in any such offering, any related transfer taxes and the costs of complying with non-U.S. securities laws, and any fees and expenses of separate counsel and accountants retained by Loews. The Company has the right to require Loews to delay any exercise by Loews of its rights to require registration and other actions for a period of up to 90 days if, in the judgment of the Company, any offering by the Company then being conducted or about to be conducted would be adversely affected. Subject to certain conditions, the Company has also granted Loews the right to include its Common Stock in any registration statements covering offerings of Common Stock by the Company, and the Company will pay all costs of such offerings other than underwriting commissions and transfer taxes attributable to the shares sold on behalf of Loews. The Company will indemnify Loews, and Loews will indemnify the Company, against certain liabilities in respect of any registration statement or offering covered by the Registration Rights Agreement, as amended.

     On September 16, 1997, Loews and the Company entered into an agreement amending the Registration Rights Agreement (the "Registration Rights Agreement Amendment") in contemplation of the offering by Loews of its 3.125% Exchangeable Notes due 2007 (the "Loews Notes"), which are exchangeable for Common Stock. Pursuant to the Registration Rights Agreement Amendment, Loews exercised the first of its three demand registration rights for the shares of Common Stock underlying the Loews Notes and, in connection with such demand, the Company agreed to file and to use its best efforts to cause to be effective no later than September 30, 1998 a registration statement for a continuous offering of such shares for delivery upon the exchange of Loews Notes, and to maintain the effectiveness of such registration statement through September 15, 2007, or such earlier time as no Loews Notes are outstanding. Such registration statement was filed by the Company and was declared effective by the Commission on September 29, 1998. Pursuant to the Registration Rights Agreement Amendment, at any time and from time to time after such registration statement has been filed and declared effective, the Company has the right to require Loews to suspend the use of any resale prospectus or prospectus supplement included therein for a reasonable period of time, not to exceed 90 days in any one instance or an aggregate of 120 days in any 12-month period, if the Company is conducting or about to conduct an underwritten public offering of its securities for its own account, or would be required to disclose information regarding the Company not otherwise then required by law to be publicly disclosed where such disclosure would reasonably be expected to adversely affect any material business transaction or negotiation in which the Company is then engaged. However, no such suspension period may be in effect during the 14-day period preceding any redemption date with respect to, or the final maturity date of, the Loews Notes. Before giving notice to holders of Loews Notes of any optional redemption of Loews Notes, Loews agreed in the Registration Rights Agreement Amendment to give prior notice to the Company to enable the Company to determine whether it should suspend the use of the current resale prospectus or prospectus supplement covering the shares of Common Stock issuable upon the exchange of Loews Notes. Loews and the Company agreed that Loews will not give notice to holders of Loews Notes of the exercise of Loews's optional right to redeem any Loews Notes during the time that any suspension period with respect to any such prospectus or prospectus supplement is in effect.

     Other. During 2001 the Company made payments of $324,000 to Ernst & Young LLP for tax and other consulting services. The wife of Lawrence R. Dickerson, a Director and the President and Chief Operating Officer of the Company, is an audit partner at this firm.

                      CUMULATIVE TOTAL STOCKHOLDER RETURN

     The following graph sets forth the cumulative total stockholder return for the Common Stock, the Standard & Poor's 500 Index and a Competitor Group Index over the five year period ended December 31, 2001.

              COMPARISON OF 1997 - 2001 CUMULATIVE TOTAL RETURN(1)
                        INDEXED TOTAL STOCKHOLDER RETURN

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------------------------------------------
                       DEC. 29, 1996   DEC. 31, 1997   DEC. 31, 1998   DEC. 31, 1999   DEC. 31, 2000   DEC. 31, 2001
--------------------------------------------------------------------------------------------------------------------
 Company                    100             169              84             111             147             113
 S&P 500                    100             133             171             208             189             166
 Competitor Group(2)        100             146              71             106             142             100

---------------

(1) Total return assuming reinvestment of dividends. Dividends for the periods reported include quarterly dividends of $0.125 per share of Common Stock paid during 2001, 2000, 1999 and 1998, and of $0.07 per share of Common Stock paid August 7, 1997 and December 1, 1997. Assumes $100 invested on December 29, 1996, in Common Stock, the S&P 500 Index and a Company-constructed competitor group index.

(2) The Company-constructed competitor group consists of the following companies: Baker Hughes Incorporated, ENSCO International Incorporated, Halliburton Company, Noble Drilling Corporation, Schlumberger Ltd., Tidewater Marine Inc., and Transocean Sedco Forex Inc. Global Marine, Inc. has been deleted from the Company-constructed competitor group because historical data concerning such company is no longer available as a result of its merger with Santa Fe International Corporation in 2001. Total return calculations were weighted according to the respective company's market capitalization.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Upon the recommendation of the Audit Committee of the Board of Directors, none of whose members is an officer of the Company, the Board of Directors has appointed Deloitte & Touche LLP, independent certified public accountants, as the principal independent auditors of the Company and its subsidiaries for fiscal year 2002, subject to ratification by stockholders at the Annual Meeting. Deloitte & Touche LLP has served as the Company's auditors since 1989 and has no investment in the Company or its subsidiaries. If the appointment of Deloitte & Touche LLP is not approved or if that firm shall decline to act or their employment is otherwise discontinued, the Board of Directors will appoint other independent auditors.

     Audit Fees. The aggregate fees, including expenses reimbursed, billed by Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $245,000.

     Financial Information Systems Design and Implementation Fees. There were no services rendered to the Company or its subsidiaries by the Company's principal auditors for information technology services relating to financial information systems design and implementation for 2001.

     All Other Fees. The aggregate fees, including expenses reimbursed, billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended 2001 were $102,860. These other services included registration statement work in connection with the Company's issuance of 1.5% convertible senior debentures due 2031 and other audit and tax related services.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

     It is expected that representatives of Deloitte & Touche LLP will be present at the Annual Meeting with an opportunity to make a statement should they desire to do so and will be available to respond to appropriate questions from stockholders.

                             SOLICITATION EXPENSES

     The Company will bear the cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy card and of this solicitation of proxies on behalf of the Company's Board of Directors. In addition to solicitation by mail, proxies may be solicited personally, by telephone or other means. Brokerage houses and other custodians and nominees will be asked whether other persons are beneficial owners of the shares of Common Stock which they hold of record, and, if so, they will be supplied with additional copies of the proxy materials for distribution to such beneficial owners. The Company will reimburse banks, nominees, brokers and other custodians for the reasonable costs of sending the proxy materials to the beneficial owners of the Common Stock.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended for inclusion in the Proxy Statement to be issued in connection with the Company's 2003 annual meeting of stockholders must be addressed to: William C. Long, Corporate Secretary, Diamond Offshore Drilling, Inc., 15415 Katy Freeway, Houston, Texas 77094, and must be received no later than December 12, 2002.

     Stockholder proposals submitted outside of the Commission's procedures for including such proposals in the Company's Proxy Statement must be mailed or delivered to the attention of the Corporate Secretary at the address above and must be received by the Company's Corporate Secretary no later than December 12, 2002, except that, with respect to nominations of one or more persons for election as directors, written notice of the stockholder's intent to make such nomination(s), which notice must comply in all respects with the requirements therefor set forth in the Company's bylaws, must be mailed or delivered to the attention of the Corporate Secretary at the address above and must be received by the Company's Corporate Secretary no later than February 20, 2003. If a proposal or notice of nomination is received after such respective date, the Company's proxy for the 2003 annual meeting of stockholders may confer discretionary authority to vote on such matter without any discussion of such matter in the Proxy Statement for the 2003 annual meeting of stockholders.

                                 OTHER MATTERS

     While management has no reason to believe that any other business will be presented, if any other matters should properly come before the Annual Meeting, the proxies will be voted as to such matters in accordance with the best judgment of the proxy holders.

                                          By Order of the Board of Directors

                                          /s/ WILLIAM C. LONG
                                          WILLIAM C. LONG
                                          Vice President, General Counsel and
                                          Secretary

                                                                       EXHIBIT A

                        DIAMOND OFFSHORE DRILLING, INC.

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including review of the financial reports and other financial information provided by the Company to governmental and regulatory bodies, the Company's systems of internal accounting, the Company's financial controls, and the annual independent audit of the Company's financial statements.

     In discharging its role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; and, accordingly, the independent auditors are ultimately accountable to the Board and to the Committee.

     The Committee will review the adequacy of this Charter on an annual basis.

MEMBERSHIP

     The Committee will be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the New York Stock Exchange.

     Accordingly, all the members will be directors:

     - who, in the judgment of the Board, have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     - who, in the judgment of the Board, are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee will have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

KEY RESPONSIBILITIES

     The Committee's job is one of review and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management and the independent auditors have more time, knowledge and detailed information concerning the Company than do Committee members. Consequently, in performing its functions, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

     The following functions will be the common recurring activities of the Committee. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     - The Committee will review with management and the independent auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K and review and consider with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as it may be modified or supplemented.

     - As a whole, or through the Committee chair, the Committee will review with the independent auditors the Company's interim financial results.

     - The Committee will discuss with management and the independent auditors the quality and adequacy of the Company's internal controls.

     - The Committee shall:

          1. request from the independent auditors annually, a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1;

          2. discuss with the independent auditors any such disclosed relationships and their impact on the auditors' independence; and

          3. recommend that the Board take appropriate action in response to the independent auditors' report to satisfy itself of the auditors' independence.

     - The Board will have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement), and the Committee will make recommendations to the Board in connection with the foregoing.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's policies.

[DIAMOND OFFSHORE LOGO]                 VOTE BY INTERNET - www.proxyvote.com
DIAMOND OFFSHORE DRILLING, INC.         Use the Internet to transmit your voting
15415 KATY FREEWAY                      instructions and for electronic delivery
HOUSTON, TX 77094                       of information. Have your proxy card in
                                        hand when you access the web site. You
                                        will be prompted to enter your 12-digit
                                        Control Number which is located below to obtain your records and create an electronic voting instruction form.

                                        VOTE BY PHONE - 1-800-690-6903
                                        Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                        VOTE BY MAIL -
                                        Mark, sign and date your proxy card and
                                        return it in the postage-paid envelope
                                        we've provided or return to Diamond
                                        Offshore Drilling, Inc., c/o ADP, 51
                                        Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   X                                   KEEP THIS PORTION FOR YOUR RECORDS
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                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY

DIAMOND OFFSHORE DRILLING, INC.

1. ELECTION OF DIRECTORS
                                                                        FOR   WITHHOLD  FOR ALL    To withhold authority to vote,
   NOMINEES: 01) James S. Tisch, 02) Lawrence R. Dickerson,             ALL     ALL      EXCEPT    mark "For All Except" and write
   03) Alan R. Batkin, 04) Herbert C. Hofmann, 05) Arthur L. Rebell,    [ ]     [ ]       [ ]      the nominee's number on the line
   06) William B. Richardson, 07) Michael H. Steinhardt and                                        below.
   08) Raymond S. Troubh
                                                                                                   ---------------------------------

VOTE ON PROPOSAL                                                                                               FOR  AGAINST  ABSTAIN

2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent Public Accountants of the    [ ]     [ ]     [ ]
   Company for fiscal year 2002.

3. In their discretion, upon such other matters that may properly come before the meeting and any adjournments or postponements thereof.

Please sign exactly as your name appears on this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or corporate or partnership official, please give full title as such and the full name of the entity on behalf of whom you are signing. If a partnership, please sign in partnership name by authorized person.


----------------------------------------     --------      -------------------------------------         ---------
Signature [PLEASE SIGN WITHIN BOX]           Date          Signature (Joint Owners)                      Date

--------------------------------------------------------------------------------

                        DIAMOND OFFSHORE DRILLING, INC.

                                                                          COMMON

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
              2002 ANNUAL MEETING OF STOCKHOLDERS ON MAY 21, 2002

The undersigned hereby appoints Lawrence R. Dickerson, William C. Long and Gary
T. Krenek and any one of them, and any substitute or substitutes, to be the attorneys and proxies of the undersigned at the 2002 Annual Meeting of Stockholders of Diamond Offshore Drilling, Inc. (the "Company") to be held at the Regency Hotel, 540 Park Avenue, New York, New York 10021 at 11:30 a.m. local time, and at any adjournments or postponements of said meeting, and to vote at such meeting the shares of stock the undersigned held of record on the books of the Company on the record date for the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR all nominees as directors, FOR the proposal to ratify the appointment of Deloitte & Touche LLP as the independent accountants of the Company for fiscal year 2002, and in accordance with the discretion of the persons designated above, with respect to any other business that may properly come before the meeting.